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                                                              EXHIBIT 23.1




                           CONSENT OF INDEPENDENT AUDITORS



    We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 5, 1997 which appears on Page F-1 of the annual report on Form 10-KSB of Unapix Entertainment, Inc. and subsidiaries for the year ended December 31, 1996 and to the reference to our firm under the caption "Experts" in the prospectus.




                                                Richard A. Eisner & Company, LLP

New York, New York
June 19, 1997